EXHIBIT A

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock and Series D Convertible Participating Preferred Stock of beneficial interest of URS Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 3rd day of September, 2002.

                              TCG HOLDINGS, L.L.C.

                              By:   /s/ Joseph E. Lipscomb
                                    --------------------------------------------
                                    Joseph E. Lipscomb, Managing Director


                              TC GROUP, L.L.C.

                              By:   TCG Holdings, L.L.C., its Managing
                                    Member

                              By:   /s/ Joseph E. Lipscomb
                                    --------------------------------------------
                                    Joseph E. Lipscomb, Managing Director


                              CARLYLE PARTNERS II, L.P.

                              By:   TC Group II, L.L.C., its General Partner

                              By:   TC Group, L.L.C., its Managing Member

                              By:   TCG Holdings, L.L.C., its Managing Member

                              By:   /s/ Joseph E. Lipscomb
                                    --------------------------------------------
                                    Joseph E. Lipscomb, Managing Director


                              CARLYLE SBC PARTNERS II, L.P.

                              By:   TC Group II, L.L.C., its General Partner

                              By:   TC Group, L.L.C., its General Partner

                              By:   TCG Holdings, L.L.C., its Managing Member

                                      By:  /s/ Joseph E. Lipscomb
                                           ------------------------------
                                           Joseph E. Lipscomb, Managing Director

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                                      STATE BOARD OF ADMINISTRATION OF FLORIDA

                                      separate account maintained pursuant to an Investment Management Agreement dated as of September 6, 1996 between the State Board of Administration of Florida, Carlyle Investment Group, L.P. and Carlyle Investment Management, L.L.C.

                                      By: Carlyle Investment Management, L.L.C.,
                                          as Investment Manager

                                      By: /s/ Allan M. Holt
                                          --------------------------------------
                                          Allan M. Holt, Managing Director


                                      CARLYLE INVESTMENT GROUP, L.P.


                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director


                                      CARLYLE INTERNATIONAL PARTNERS II, L.P.

                                      By: TC Group II, L.L.C., its General
                                          Partner

                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director


                                      CARLYLE INTERNATIONAL PARTNERS III, L.P.

                                      By: TC Group II, L.L.C., its General
                                          Partner

                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director

                                      C/S INTERNATIONAL PARTNERS

                                      By: TC Group II, L.L.C., its General
                                          Partner

                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director


                                      CARLYLE-EG&G PARTNERS, L.P.

                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director


                                      CARLYLE-EG&G INTERNATIONAL PARTNERS, L.P.

                                      By: TC Group, L.L.C., its General Partner

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director


                                      CARLYLE HIGH YIELD PARTNERS, L.P.

                                      By: TCG High Yield, L.L.C., its General
                                          Partner

                                      By: TCG High Yield Holdings, L.L.C., its
                                          Managing Member

                                      By: TC Group, L.L.C., its Managing Member

                                      By: TCG Holdings, L.L.C., its Managing
                                          Member

                                      By: /s/ Joseph E. Lipscomb
                                          --------------------------------------
                                          Joseph E. Lipscomb, Managing Director

                            CARLYLE-EG&G PARTNERS II, L.P.

                            By:  TC Group, L.L.C., its General Partner

                            By:  TCG Holdings, L.L.C., its Managing Member

                            By:  /s/ Joseph E. Lipscomb
                                 --------------------------------------------
                                 Joseph E. Lipscomb, Managing Director


                            CARLYLE-LSS PARTNERS, L.P.

                            By:  TC Group, L.L.C., its General Partner

                            By:  TCG Holdings, L.L.C., its Managing Member

                            By:  /s/ Joseph E. Lipscomb
                                 --------------------------------------------
                                 Joseph E. Lipscomb, Managing Director


                            CARLYLE-LSS INTERNATIONAL PARTNERS, L.P.

                            By:  TC Group, L.L.C., its General Partner

                            By:  TCG Holdings, L.L.C., its Managing Member

                            By:  /s/ Joseph E. Lipscomb
                                 --------------------------------------------
                                 Joseph E. Lipscomb, Managing Director


                            TCG HIGH YIELD, L.L.C.

                            By: TCG High Yield Holdings, L.L.C., its Managing Member

                            By:  TC Group, L.L.C., its Managing Member

                            By:  TCG Holdings, L.L.C., its Managing Member

                            By:  /s/ Joseph E. Lipscomb
                                 ---------------------------------------------
                                 Joseph E. Lipscomb, Managing Director


                            TCG HIGH YIELD HOLDINGS, L.L.C.

                            By:  TC Group, L.L.C., its Managing Member

                            By:  TCG Holdings, L.L.C., its Managing Member

                            By:  /s/ Joseph E. Lipscomb
                                 ---------------------------------------------
                                 Joseph E. Lipscomb, Managing Director

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                                CARLYLE INVESTMENT MANAGEMENT, L.L.C.

                                By:  /s/ Allan M. Holt
                                     -----------------------------------------
                                     Allan M. Holt, Managing Director


                                TC GROUP II, L.L.C.

                                By:  TC Group, L.L.C., its Managing Member

                                By:  TCG Holdings, L.L.C., its Managing Member

                                By:  /s/ Joseph E. Lipscomb
                                     -----------------------------------------
                                     Joseph E. Lipscomb, Managing Director


                                Carlyle-EG&G, L.L.C.

                                By:  /s/ Allan M. Holt
                                     -----------------------------------------
                                     Allan M. Holt, Chairman


                                EG&G Technical Services Holdings, L.L.C.

                                By:  /s/ Joseph E. Lipscomb
                                     --------------------------
                                     Joseph E. Lipscomb, Vice President